SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       TEMPLETON DEVELOPING MARKETS TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:






[LOGO]

                       TEMPLETON DEVELOPING MARKETS TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for August 26, 2002 at 1:00 p.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Developing Markets Trust. If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).

-------------------------------------------------------------------------------
TELEPHONE AND INTERNET VOTING FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

-------------------------------------------------------------------------------


PAGE


[LOGO]

                       TEMPLETON DEVELOPING MARKETS TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 26, 2002

     A Special Meeting of Shareholders (the "Meeting") of Templeton Developing Markets Trust (the "Fund"), will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 26, 2002 at 1:00 p.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

     1. To elect a Board of Trustees.

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust.

     3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

          (a) To amend the Fund's fundamental investment restriction regarding borrowing;

          (b) To amend the Fund's fundamental investment restriction regarding underwriting;

          (c) To amend the Fund's fundamental investment restriction regarding lending;

          (d) To amend the Fund's fundamental investment restriction regarding investments in commodities;

          (e) To amend the Fund's fundamental investment restriction regarding investments in real estate;

          (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities, purchasing on margin and making short sales;

          (g) To amend the Fund's fundamental investment restriction regarding industry concentration; and

          (h) To amend the Fund's fundamental investment restriction regarding diversification of investments.

     4. To approve the elimination of certain of the Fund's fundamental investment restrictions.


                                        By Order of the Board of Trustees,



                                        Barbara J. Green,
                                        SECRETARY

[                 ], 2002

-------------------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
------------------------------------------------------------------------------









                                TABLE OF CONTENTS

                                                                         PAGE

PROXY STATEMENT

Information About Voting.............................................   []

Proposal 1: To Elect a  Board of Trustees............................   []

Proposal 2: To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a
            Massachusetts Business Trust to a Delaware Business
            Trust....................................................   []

Introduction to Proposals 3 and 4....................................   []

Proposal 3: To Approve Amendments to Certain of the Fund's
            Fundamental Investment Restrictions (this Proposal
            involves separate votes on Sub-Proposals 3a - 3h)........   []

        Sub-Proposal 3a: To amend the Fund's fundamental investment
            restriction regarding borrowing..........................   []

        Sub-Proposal 3b: To amend the Fund's fundamental investment
            restriction regarding underwriting.......................   []

        Sub-Proposal 3c: To amend the Fund's fundamental investment
            restriction regarding lending............................   []

        Sub-Proposal 3d: To amend the Fund's fundamental investment
            restriction regarding investments in commodities.........   []

        Sub-Proposal 3e: To amend the Fund's fundamental investment
            restriction regarding investments in real estate.........   []

        Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding issuing senior securities,
            purchasing on margin and making short sales..............   []

        Sub-Proposal 3g: To amend the Fund's fundamental investment
            restriction regarding industry concentration.............   []

        Sub-Proposal 3h: To amend the Fund's fundamental investment
            restriction regarding diversification of investments.....   []

Proposal 4: To Approve  the Elimination of Certain of the Fund's
            Fundamental Investment Restrictions......................   []

Information About the Fund...........................................   []

Further Information About Voting and the Meeting.....................   []


EXHIBITS

Exhibit A: Form of Agreement and Plan of Reorganization between
           Templeton Developing Markets Trust (a Massachusetts
           business trust) and Templeton Developing Markets Trust
           (a Delaware business trust)...............................     A-1

Exhibit B:  A Comparison of Governing Documents and State Law........     B-1

Exhibit C: Fundamental Investment Restrictions Proposed to be Amended
           or Eliminated.............................................     C-1











                       TEMPLETON DEVELOPING MARKETS TRUST

                                 PROXY STATEMENT

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Trustees of Templeton Developing Markets Trust (the "Fund"), in connection with the Special Meeting of Shareholders of the Fund to be held on August 26, 2002 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on June 20, 2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about June [ ], 2002.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on four proposals:

1. To elect a Board of Trustees;

2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust;

3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals); and

4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote:

1. FOR the election of all nominees as Trustees;

2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust;

3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted as follows: FOR the election of all nominees as Trustees (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust (Proposal
2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

                                  THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

HOW ARE NOMINEES SELECTED?

The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating and Compensation Committee (the "Committee") consisting of Frank J. Crothers, Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES FOR TRUSTEE?

All of the nominees are currently members of the Board. The terms of all nominees will continue until their successors are duly elected and qualified. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "funds in Franklin Templeton Investments").

Certain Trustees of the Fund hold director and officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately [17.3% and 14.5%], respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President and Trustee of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no other family relationships among any of the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the Trustee.

NOMINEES FOR INDEPENDENT TRUSTEE:



                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                   INVESTMENTS
                                                                   FUND COMPLEX
                                              LENGTH OF TIME       OVERSEEN BY
NAME, AGE AND ADDRESS     POSITION            SERVED               DIRECTOR*          OTHER DIRECTORSHIPS HELD
------------------------- ------------------- -------------------- ------------------ --------------------------------
HARRIS J. ASHTON (69)     Trustee            Since 1992                 138         Director, RBC Holdings, Inc.
500 East Broward Blvd.                                                              (bank holding company) and
Suite 2100                                                                           Bar-S Foods (meat packing
Fort Lauderdale, FL                                                                  company).
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (57)    Trustee            Since 1991                  19          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.;  Vice  Chairman,  Caribbean  Utilities Co., Ltd.; and Director and
President,  Provo Power Company Ltd.; director of various other business and nonprofit  organizations.
----------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)  Trustee           Since 1992                  139         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR.(79)  Trustee            Since 1993                  30          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd
College (1991-present); and FORMERLY, Chairman and Director, Precise Power
Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida
Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
----------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)     Trustee            Since 1996                  84           Director, Amerada Hess
500 East Broward Blvd.                                                                Corporation (exploration and
Suite 2100                                                                            refining of oil and gas);
Fort Lauderdale, FL                                                                   Hercules Incorporated
33394-3091                                                                            (chemicals, fibers and
                                                                                      resins); Beverly Enterprises,
                                                                                      Inc. (health care); H.J. Heinz
                                                                                      Company (processed foods and
                                                                                      allied products); RTI
                                                                                      International Metals, Inc.
                                                                                      (manufacture and distribution
                                                                                      of titanium); Digex
                                                                                      Incorporated (web hosting
                                                                                      provider); and Canadian
                                                                                      National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (72)    Trustee              Since 1995                  24          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic
Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)   Trustee              Since 1993                  138        Director, White Mountains
500 East Broward Blvd.                                                               Insurance Group, Ltd. (holding
Suite 2100                                                                           company); Martek Biosciences
Fort Lauderdale, FL                                                                  Corporation; WorldCom, Inc.
33394-3091                                                                           (communications services);
                                                                                     MedImmune, Inc. (biotechnology);
                                                                                     Overstock.com (Internet services);
                                                                                     and Spacehab, Inc. (aerospace
                                                                                     services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)    Trustee             Since 1992                  30          None
500 East Broward
Blvd. Suite 2100,
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.            Trustee            Since 1991                  20          None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------------------------------------------------------









NOMINEE FOR INTERESTED TRUSTEES:


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                   INVESTMENTS
                                                                   FUND COMPLEX
                                              LENGTH OF TIME       OVERSEEN BY
NAME, AGE AND ADDRESS     POSITION            SERVED               DIRECTOR*          OTHER DIRECTORSHIPS HELD
------------------------- ------------------- -------------------- ------------------ --------------------------------
**NICHOLAS F. BRADY (72)  Trustee             Since 1993               65             Director, Amerada Hess
500 East Broward Blvd.                                                                Corporation (exploration and
Suite 2100                                                                            refining of oil and gas); C2,
Fort Lauderdale, FL                                                                   Inc. (operating and investment
33394-3091                                                                            business); and H.J. Heinz
                                                                                      Company (processed foods and
                                                                                      allied  products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  FORMERLY,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)  Chairman of the   Chairman of the              138        None
One Franklin Parkway       Board, Trustee    Board since 1995
San Mateo, CA 94403-1906   and Vice          and Director and
                           President         Vice President
                                             since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (46)  Trustee and       Trustee since               38         None
One Franklin Parkway       Vice Presidentr   1993 and
San Mateo, CA 94403-1906   and Vice          and Vice President
                                             President
                                             since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Member - Office of the President and Director,  Franklin  Resources,
Inc.; Senior Vice President,  Franklin Templeton  Distributors,  Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.;
officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 34 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas  F.  Brady,  Charles B.  Johnson  and  Charles E. Johnson,  each an
   Interested Trustee, are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Charles B. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's adviser and distributor, and his position with the Fund. Mr. Charles E. Johnson is considered an interested person of the Fund due to his position as officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Trustees.

The following tables provide the dollar range of equity securities of the Fund and the funds in Franklin Templeton Investments beneficially owned by the Fund's Trustees as of March 31, 2002.

INDEPENDENT TRUSTEES:

                                                        AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES
                                                         IN ALL FUNDS OVERSEEN
                                                             BY THE DIRECTOR
                                     DOLLAR RANGE OF        IN THE FRANKLIN
                                  EQUITY SECURITIES       TEMPLETON INVESTMENTS
NAME OF DIRECTOR                     IN THE FUND              FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                  $10,001- $50,000            Over $100,000
Frank J. Crothers                 $10,001- $50,000            Over $100,000
S. Joseph Fortunato               $10,001- $50,000            Over $100,000
Andrew H. Hines, Jr.              $10,001- $50,000            Over $100,000
Edith E. Holiday                  $10,001- $50,000            Over $100,000
Betty P. Krahmer                   Over $100,000              Over $100,000
Gordon S. Macklin                      None                   Over $100,000
Fred R. Millsaps                  $50,001-$100,000            Over $100,000
Constantine D. Tseretopoulos        Over $100,000             Over $100,000


INTERESTED TRUSTEES:
                                                        AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES
                                                         IN ALL FUNDS OVERSEEN
                                                             BY THE DIRECTOR
                                     DOLLAR RANGE OF        IN THE FRANKLIN
                                  EQUITY SECURITIES       TEMPLETON INVESTMENTS
NAME OF DIRECTOR                     IN THE FUND              FUND COMPLEX
-------------------------------------------------------------------------------
Nicholas F. Brady                        None                Over $100,000
Charles B. Johnson                 $50,001-$100,000          Over $100,000
Charles E. Johnson                    $1 - $10,000           Over $100,000


HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Trustees and Mr. Brady an annual retainer of $12,000 and a fee of $900 per Board meeting attended. Trustees serving on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended December 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating and Compensation Committee. Each Trustee then in office attended at least 75% of the aggregate number of meetings of the Board and of the committee(s) of the Board on which he or she served.

Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the manager and its affiliates from funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.



                                               TOTAL
                                            COMPENSATION          NUMBER OF
                                                FROM           BOARDS IN THE
                                               FRANKLIN      FRANKLIN TEMPLETON
                              AGGREGATE       TEMPLETON         INVESTMENTS
                            COMPENSATION      INVESTMENTS       FUND COMPLEX
                                FROM            FUND             ON WHICH
NAME OF DIRECTOR             THE FUND/1/       COMPLEX/2/      EACH SERVES/3/
-------------------------------------------------------------------------------
Harris J. Ashton               $16,500         $353,221             48
Nicholas F. Brady               16,500          134,500             19
Frank J. Crothers               16,783           92,000             14
S. Joseph Fortunato             16,500          352,380             49
Andrew H. Hines, Jr.            16,732          201,500             19
Edith E. Holiday                16,500          254,670             28
Betty P. Krahmer                16,500          134,500             18
Gordon S. Macklin               16,500          353,221             48
Fred R. Millsaps                16,732          201,500             19
Constantine D. Tseretopoulos    16,926           94,500             15
---------------------

1 Compensation received for the fiscal year ended December 31, 2001.

2 For the calendar year ended December 31, 2001.

3 We base the number of boards on the number of registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

The table above indicates the total fees paid to Trustees by the Fund individually, and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years. In addition to their service on the Board, Charles B. Johnson and Charles E. Johnson serve as Vice Presidents of the Fund.



NAME, AGE AND ADDRESS            POSITION               LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
MARK MOBIUS (65)              President                 Since 1991
Two Exchange Square
39th Floor
Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------
CHARLES B. JOHNSON (69)       Chairman of the           Chairman of the Board
One Franklin Parkway          Board, Trustee            since 1995 and Trustee
San Mateo, CA                 and Vice President        and Vice President
94403-1906                                              since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Nominees for Interested Trustees" for information about Mr. Charles B. Johnson 's principal occupation during the past 5 years.
-------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (61)    Vice President           Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
**HARMON E. BURNS (57)        Vice President           Since 1996
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)       Trustee and               Trustee since 1993 and
One Franklin Parkway          Vice President            Vice President since
San Mateo, CA                                           1996
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Nominees for Interested Trustees" for information about Mr. Charles E. Johnson 's principal occupation during the past 5 years.
-------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice President            Since 1991
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc., and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JEFFREY A. EVERETT (38)       Vice President            Since 2001
P.O. Box N-7759
Lyford Cay, Nassau
Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------
JOHN R. KAY (61)              Vice President            Since 1994
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)        Vice President            Since 2000
One Franklin Parkway          and Assistant
San Mateo, CA                 Secretary
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
BARBARA J. GREEN (54)         Vice President and         Vice President since
One Franklin Parkway          Secretary                  2000 and Secretary
San Mateo, CA                                            since 1996
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
DAVID P. GOSS (55)            Vice President and        Since 2000
One Franklin Parkway          Assistant Secretary
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)        Vice President -          Since 2002
600 5th Avenue                AML Compliance
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)       Treasurer                 Since 2000
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------



PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
            THE REORGANIZATION OF THE FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DBT Plan"), substantially in the form attached to this Proxy Statement as EXHIBIT A, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Massachusetts business trust into a newly formed Delaware business trust. This proposed reorganization will be referred to throughout this Proxy Statement as the "DBT Reorganization." To implement the DBT Reorganization, the Trustees have approved the DBT Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware business trust named "Templeton Developing Markets Trust" (the "DE Trust").

WHAT WILL THE DBT REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

If the DBT Plan is approved by shareholders and the DBT Reorganization is implemented, the DE Trust would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or eliminated investment restrictions described in Proposals 3 and 4 in this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Fund, and would operate the DE Trust in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the DBT Reorganization, you would hold an interest in the DE Trust that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE DBT PLAN AND THE DBT REORGANIZATION?

The Trustees have determined that investment companies formed as Delaware business trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts which the Fund has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Fund, are required to file an Officer's Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Fund each time that the Board determines to designate and create additional classes of shares of the Fund or to change or eliminate classes of shares of the Fund. The filings are required to be made because the resolutions constitute amendments to the Fund's Declaration of Trust. Such filings are not required in Delaware. Another advantage of Delaware business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the business trust or its trustees.

Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the DBT Plan.

HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND THE FUND'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE BUSINESS TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

Reorganizing the Fund from a Massachusetts business trust to a Delaware business trust is expected to provide benefits to the Fund and its shareholders, some of which are discussed above. Most of the investment companies in the Franklin
Templeton Investments fund complex are now or are likely to become Delaware business trusts. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Fund, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

A comparison of the Delaware business trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Fund, are included in EXHIBIT B to this Proxy Statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the DBT Reorganization, the DE Trust will continue the business of the Fund with the same investment objective and policies as those existing on the date of the DBT Reorganization, and will hold the same portfolio of securities previously held by the Fund. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Trust will adopt the Fund's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the DBT Reorganization, the DBT Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the Fund on the date of the DBT Reorganization. The net asset value of each share of the DE Trust will be the same as that of the Fund on the date of the DBT Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the DBT Reorganization. As soon as practicable after the date of the DBT Reorganization, the Fund will be dissolved and will cease its existence.

The Trustees may terminate the DBT Plan and abandon the DBT Reorganization at any time prior to the effective date of the DBT Reorganization if they determine that proceeding with the DBT Reorganization is inadivisable. If the DBT Reorganization is not approved, or if the Trustees abandon the DBT Reorganization, the Fund will continue to operate as a Massachusetts business trust. If the DBT Reorganization is approved by shareholders, it is expected to be completed in the fall of 2002.

WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the DBT Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the Fund.

WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the Fund. Franklin/Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

As of the effective date of the DBT Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Fund. It is anticipated that there will be no material change to the distribution plans as a result of the DBT Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE DBT PLAN?

Under the 1940 Act, the shareholders of a mutual fund must elect Trustees and approve the initial investment management agreement for a fund.

Theoretically, if the DBT Plan is approved and the Fund is reorganized to a Delaware business trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the DBT Reorganization. Therefore, the Trustees have determined that approval of the DBT Plan also will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Fund who are in office at the time of the DBT Reorganization as Trustees of the DE Trust1; and
(2) a new investment management agreement between the DE Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund.

Prior to the DBT Reorganization, if the transaction is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE TRUST?

The DE Trust was formed as a Delaware business trust on May 7, 2002 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into five classes to correspond to the current five classes of shares of the Fund.

As of the effective date of the DBT Reorganization, shares of the respective classes of the Fund and the DE Trust will have distribution and redemption rights; will be fully paid, non-assessable, and freely transferable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Fund provides for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the Fund.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the DBT Reorganization will benefit the Fund and its shareholders, the Board has authorized that the expenses incurred in the DBT Reorganization, exclusive of the costs associated with soliciting proxies, shall be paid by the Fund, whether or not the DBT Reorganization is approved by shareholders. The costs of soliciting proxies will be shared one-quarter by the Investment Manager and three-quarters by the Fund.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The DBT Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DBT Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the Fund. Consummation of the DBT Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the Fund, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the DE Trust, the transfer of such shares to the shareholders of the Fund, and the dissolution of the Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the DE Trust, or either of their shareholders.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell Fund shares that is received and processed prior to the effective date of the DBT Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the DBT Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE DBT PLAN?

By voting "FOR" the DBT Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware business trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2






                       INTRODUCTION TO PROPOSALS 3 AND 4.

WHY IS THE BOARD RECOMMENDING THE AMENDMENT OR ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Fund with greater investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Fund's investment objective.

After the Fund was organized as a Massachusetts business trust in 1991, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. For this reason, the Board is recommending that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more efficiently, and to more easily monitor compliance with its investment restrictions.

The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Fund's restrictions, individually or in the aggregate, will materially affect the way the Fund is managed. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for the Fund, notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance the Fund's ability to achieve its investment objective.

In addition, the Fund has entered into an Agreement and Plan of Acquisition with the Templeton Vietnam and Southeast Asia Fund, Inc./2/ ("Vietnam SEA Fund"), whereby the Fund would acquire the assets of Vietnam SEA Fund in exchange solely for Advisor Class shares of the Fund (the "Acquisition"), upon the satisfaction of certain conditions, including the approval of the Acquisition by Vietnam SEA Fund's shareholders. Vietnam SEA Fund is a closed-end fund with approximately $42.4 million in assets as of March 31, 2002, and those assets are invested primarily in Singapore, Vietnam, Thailand, Indonesia, South Korea, Hong Kong, and the Philippines. The Fund has also entered into an Agreement and Plan of Acquisition with Templeton Emerging Markets Appreciation Fund, Inc. whereby the Fund will acquire the assets of such fund in exchange solely for Advisor Class shares of the Fund, upon the satisfaction of certain conditions.

Although the investment policies and restrictions of Vietnam SEA Fund are similar to the Fund's, two of the Fund's current fundamental investment restrictions require relatively modest changes to permit the Fund to acquire certain Vietnam SEA Fund assets. The two fundamental investment restrictions that must be modified relate to investments by the Fund in real estate and the lending activities of the Fund. Therefore, the Trustees are also recommending shareholder approval of the Proposals to amend such current investment restrictions in order to facilitate the Acquisition.

Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to possible future investment opportunities and to facilitate the Acquisition, the Board has been advised that the Investment Manager does not anticipate that the changes, individually or in the aggregate, will materially impact the way the Fund is managed on a day-to-day basis.

PROPOSAL  3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
              INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3H)

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." Shareholders are requested to vote separately on each Sub-Proposal in Proposal
3. Any Sub-Proposals which are approved by shareholders will be effective immediately.

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities and a fund's borrowing limitations must be fundamental. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

Under the 1940 Act, a fund may borrow up to 33-1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets, including the amount borrowed. In addition to this fundamental restriction, the Fund's Statement of Additional Information (the "SAI") states that the Fund may borrow up to 5% of the value of its total assets to meet redemptions and for other temporary purposes.

The Fund's current investment restriction on borrowing also limits the Fund's ability to pledge, mortgage or hypothecate its assets. Currently, the Fund may not pledge, mortgage or hypothecate its assets for any purposes, except in order to secure borrowings and then only to an extent not greater than 15% of the Fund's total assets. The 1940 Act does not require this type of fundamental investment restriction.

The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the U.S. Securities and Exchange Commission (the "SEC"), and would eliminate the restriction regarding the Fund's ability to pledge, mortgage or hypothecate its assets. In addition, the Fund's policy that the Fund may borrow up to 5% to meet redemptions or for other temporary purposes would be eliminated to avoid unnecessarily limiting the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, section 18 of the 1940 Act limits the Fund's borrowings to not more than 33-1/3% of the Fund's total assets, as is provided in the Fund's current investment restriction.

Unlike the current investment restriction, though, the proposed restriction would permit the Fund to borrow money from affiliated investment companies or other affiliated entities, such as the Fund's manager. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it recently did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act or any rule, exemption or interpretation thereof that may be applicable.

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of OTHER ISSUERS, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. Recent SEC interpretations clarify, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, it is unclear whether the Fund itself would be deemed to be an underwriter of its own securities as a result of technical non-compliance with certain provisions under the 1940 Act. The proposed restriction incorporates these SEC interpretations and would clarify any ambiguity regarding the Fund's ability to sell its own shares.

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Fund may sell securities that the Fund owns or whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by generally prohibiting the Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may re-sell securities that the Fund owns and that it may also sell its own shares.

The Fund's current fundamental investment restriction relating to underwriting is combined with a restriction relating to issuing senior securities. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3f below.)

The proposed fundamental investment restriction merely clarifies the types of transactions in which the Fund may permissibly engage. It is not anticipated that the adoption of the proposed restriction would involve any additional material risk to the Fund or affect the way the Fund is currently managed.

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into securities lending transactions if it provides an exception from the general prohibition.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Proposal 3f below.)

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. Repurchase agreements and securities lending are specifically excluded from this limitation. Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be commensurate with the Fund's investment objective and policies.

The proposed fundamental investment restriction is similar to the Fund's current investment restriction regarding lending; however, the proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. The proposed investment restriction also would provide the Fund with additional flexibility to make loans to affiliated investment companies.

The portion of the proposed fundamental investment restriction on lending that permits the Fund to invest in private placement debt obligations and to engage in direct corporate loans would allow the Fund to accept and to retain, in connection with the Acquisition, certain assets of Vietnam SEA Fund. Vietnam SEA Fund currently holds certain real estate mortgage loans and promissory notes, which are considered to be debt obligations that are not publicly distributed. Under the applicable law in Vietnam, loan financing of certain enterprises offers certain advantages over equity investments, especially for foreign investors. In Vietnam, loan financing may be more flexible than equity investments because the equity capital contributed by foreign investors is fixed and may not be changed without regulatory approvals. Moreover, loan interest and principal payments are sometimes entitled to priority of repayment and may not be subject to withholding taxes. In addition, the proceeds of loan payments are sometimes more easily converted into a foreign currency than dividend distributions. The approximate value of the non-publicly distributed debt securities currently held by Vietnam SEA Fund is $3.4 million, which is currently equal to approximately 0.2% of the Fund's total assets. Approval of the proposed fundamental investment restriction on lending would permit the non-publicly distributed debt securities held by Vietnam SEA Fund to be transferred to the Fund, assuming that the shareholders of Vietnam SEA Fund approve the Acquisition.

The proposed investment restriction would also permit the Fund to take advantage of the Inter-Fund Lending and Borrowing Order described above. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

Because the proposed lending restriction would provide the Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, including certain securities currently held by Vietnam SEA Fund, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, the Board has adopted a non-fundamental investment restriction that limits any such investments, in the aggregate, including such Vietnam SEA Fund assets, to no more than 5% of the Fund's total assets (measured at the time of purchase). Any loans made pursuant to the Inter-Fund Lending and Borrowing Order are excluded from this 5% investment restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest. Moreover, the Fund has no current intention of exercising this expanded authority beyond the receipt of Vietnam SEA Fund assets in the Acquisition. Because real estate mortgage loans are loans secured by real estate, the Fund's real estate restriction is also proposed to be amended to permit the Fund to acquire these investments. (See Sub-Proposal 3e.)

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES.

Under the 1940 Act, a Fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are also considered to be commodities. Funds typically invest in such futures contracts and options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

WHAT EFFECT WILL AMENDING THE COMMODITIES RESTRICTION HAVE ON THE FUND?

The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts except futures contracts as described in the Fund's prospectus or the SAI. Other than referring to the prospectus and SAI, the current investment restriction does not clarify the types of futures contracts that the Fund may purchase or sell. The Fund's current fundamental investment restriction relating to commodities is combined with a fundamental investment restriction relating to investments in real estate, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from these other fundamental investment restrictions. The Fund is proposing to eliminate the restriction on investing in other investment companies and the restriction on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in futures contracts and related options. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board of Trustees relating to the Fund's use of derivative investments. Under these guidelines, currently not more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). Thus, the Fund's guidelines at this time do not contemplate, and the Fund has no present intention of engaging in, the purchase or sale of currency futures contracts, stock index futures contracts or interest rate futures contracts by the Fund. The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the manager believes such investments are advisable and then, only to the extent the guidelines established by the Board of Trustees were so modified to include futures contracts. There is no current intention to modify the Fund's guidelines with respect to derivatives to include futures contracts and related options. Thus, it is not anticipated that the proposed amendments to the investment restriction relating to commodities would involve any additional risk. Should the Board in the future modify the Fund's guidelines to permit futures contracts, the Fund will accordingly amend its Prospectus and SAI to disclose the use of this investment strategy.

SUB-PROPOSAL 3E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN REAL ESTATE.

Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. As noted above, the Fund's current fundamental investment restriction relating to real estate is combined with the Fund's fundamental investment restriction relating to investment in commodities, investment in other investment companies, and investment in oil, gas, and mineral development programs. The adoption of this Sub-Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities. (See Sub-Proposal 3d above.)

WHAT EFFECT WILL AMENDING THE REAL ESTATE RESTRICTION HAVE ON THE FUND?

The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, with two limited exceptions. The first exception permits the Fund to invest in marketable securities secured by real estate or interests therein. The second exception permits the Fund to invest in marketable securities issued by companies or investment trusts that invest in real estate or interests therein.

The Board is proposing to modify the current investment restriction to provide the Investment Manager with increased flexibility with respect to real estate related investments. The proposed restriction would permit the Fund to continue to invest in the two types of real estate investments in which the Fund may currently invest; however, the Fund would not be limited to investing solely in marketable securities related to real estate. The proposed restriction would also permit the Fund to make or purchase real estate loans. In addition, the proposed restriction would permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument and to make direct investments in real estate through partnerships and other special purpose entities that own or develop real estate. With respect to such direct investments in real estate, the Board has adopted a non-fundamental investment restriction limiting the Fund's direct investments in real estate to not more than 5% of the Fund's total assets (measured at the time of investment).

The Board is proposing the changes to the Fund's real estate investment restriction, in part, to facilitate the Acquisition and permit the Fund to receive certain assets currently held by Vietnam SEA Fund. Approval of the proposed fundamental investment restriction relating to real estate would permit the real estate-related assets held by Vietnam SEA Fund to be transferred to the Fund if the shareholders of Vietnam SEA Fund approve the Acquisition.

Pursuant to guidance from the SEC, an investment company is generally prohibited from investing more than 15% of its net assets in illiquid securities, which would include the real estate-related assets currently held by Vietnam SEA Fund. As of March 31, 2002, the total value of the direct equity real estate-related assets proposed to be acquired by the Fund in the Acquisition is equal to approximately 0.21% of the Fund's net assets. The Fund's other illiquid assets are equal to 0.19% of the Fund's net assets. Therefore, if the proposed fundamental investment restriction relating to real estate is approved, and the Acquisition is approved by Vietnam SEA Fund shareholders, the receipt by the Fund of Vietnam SEA Fund's real-estate related assets in the Acquisition would not result in a significant increase in the Fund's illiquid holdings. In addition, the Fund has no current intention of exercising this expanded authority with respect to real estate beyond the receipt of Vietnam SEA Fund's real estate-related assets in the Acquisition. However, the Fund may make additional direct investments in real estate in the future, subject to the 5% non-fundamental restriction described above, should attractive opportunities become available.

Modifying the Fund's real estate restriction may expose the Fund to certain risks inherent to these investments. Like all real estate-related investments, Vietnam SEA Fund's investments that are secured by real estate in Vietnam are subject to risks such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, like other investments of this kind in developing countries, these investments are subject to risk of forfeiture due to governmental action. Further, under Vietnamese law, the ability of lenders to obtain complete and enforceable security interests in real estate is still unsettled. The real estate-related joint venture enterprises currently held by Vietnam SEA Fund that would be acquired by the Fund in the Acquisition generally involve the acquisition by the joint venture of leasehold interests in property, as necessary to carry on specific business enterprises. This involves the risk of adverse claims against a legal right to occupy a property for business purposes, as well as the risk that such a right may be disturbed by capricious governmental action or other challenges. Furthermore, the fact that the judicial system in Vietnam is still developing may also impede the ability of joint ventures to enforce an interest in real estate. In particular, the principles of limited liability for investors in an enterprise in Vietnam are not settled and, therefore, the liability of a foreign investor, such as the Fund, may not be limited to the amount of the investment. In addition, transfers of leasehold interests in Vietnam are generally subject to governmental approval and, as such, there can be no assurance of due process in connection with these approvals.

The proposed restriction would permit the Fund to make direct investments in real estate beyond what is necessary to complete the Acquisition. However, pursuant to the non-fundamental investment restriction adopted by the Board, such investments by the Fund, in the aggregate, including the assets to be acquired from Vietnam SEA Fund in the Acquisition, must be limited at the time of purchase to no more than 5% of the Fund's total assets. Thus, the risks associated with these investment activities are expected to be relatively modest. Moreover, as described above, the Fund currently does not expect to exercise this expanded authority beyond the receipt of Vietnam SEA Fund's assets in the Acquisition.

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES, PURCHASING ON MARGIN AND MAKING SHORT SALES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. The 1940 Act does not, however, require the Fund to adopt a fundamental investment restriction regarding purchasing on margin or making short sales, except to the extent that these transactions may result in senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, a fund must mark on its books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES, SHORT SALES AND PURCHASING ON MARGIN HAVE ON THE FUND?

The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except as provided in the Fund's current fundamental restrictions on borrowing. The current fundamental investment restriction also prohibits the Fund from purchasing securities on margin or engaging in short sales of securities, but does permit the Fund to make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options.

The proposed restriction would amend the Fund's current fundamental investment restriction by eliminating the references to short sales and purchasing on margin, and would permit the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. Because the 1940 Act already contains provisions limiting the ability of the Fund to engage in short sales and purchase securities on margin, the elimination of the references to such investment techniques is expected to have no impact on the manner in which the Fund is currently managed. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC staff as not constituting senior securities, such as repurchase transactions.

As discussed above, the Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities nor engaging in short sales or purchasing securities on margin. Therefore, the Board does not anticipate that any additional material risk to the Fund will occur as a result of amending the current restriction.

SUB-PROPOSAL 3G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The proposed concentration policy is substantially the same as the Fund's current policy, except that (i) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (ii) it expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.

The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Fund has always been permitted to invest in other investment companies in accordance with the terms of its prospectus, the proposed restriction now makes explicit that such investments are exempted from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on investments in other investment companies as set forth in the 1940 Act, its prospectus and any exemptive orders issued by the SEC. In brief, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

SUB-PROPOSAL 3H: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" investment company, like the fund, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

The Fund's current fundamental investment restriction relating to diversification states that, as to 75% of the Fund's total assets, the Fund may not purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities, if, as a result of the investment, the Fund would have more than 5% of its total assets invested in a single issuer or the Fund would own more than 10% of the voting securities of any single issuer. The current investment restriction does not exclude securities of other investment companies from the diversification requirements, as permitted by the 1940 Act.

The proposed fundamental investment restriction would exclude from the 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). Under the amended investment restriction, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds. The funds in Franklin Templeton Investments have also filed an application for an exemptive order seeking to amend the Cash Sweep Order to permit the funds in Franklin Templeton Investments, consistent with current SEC positions, to invest their uninvested cash in unregistered money market funds sponsored by Franklin Templeton Investments. Amending the Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order and, to the extent granted by the SEC, any amendment to the Cash Sweep Order permitting investment of uninvested cash balances in an unregistered money market fund sponsored by Franklin Templeton Investments.

The proposed fundamental investment restriction on diversification is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Fund is managed.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" SUB-PROPOSALS 3A-3H





PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S  FUNDAMENTAL
            INVESTMENT RESTRICTIONS

The Fund's existing investment restrictions, together with those recommended to be eliminated, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective immediately.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

Some of the Fund's fundamental investment restrictions were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to adopt or maintain investment restrictions relating to (i) investments in companies with less than three years of continuous operation; (ii) management ownership of securities; (iii) warrants; and (iv) oil and gas programs.

Certain other fundamental investment restrictions of the Fund are restatements of restrictions that are already included within the 1940 Act or were former interpretations of the SEC staff. In some instances, these SEC staff interpretations have been updated or superseded entirely. These restrictions include those relating to (i) restricted securities; (ii) investments in other investment companies; and (iii) participation in joint trading accounts. The remaining fundamental investment restrictions relating to unlisted foreign securities and defaulted debt securities do not represent current SEC staff positions and, as described more fully below, are effectively limited by the Fund's limitation on investments in illiquid securities.

The Board has determined that eliminating these eight restrictions (referred to in this Proposal 4 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

WHICH EIGHT (8) RESTRICTIONS ARE THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

The Fund currently is subject to eight Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. Accordingly, the manager has recommended, and the Board has determined, that the Restrictions be eliminated. Elimination of the Restrictions would enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Trustees believe that the manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes. The exact language of the Restrictions has been included in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED."

UNLISTED FOREIGN SECURITIES AND RESTRICTED SECURITIES:

The fundamental investment restriction on unlisted foreign securities and restricted securities limits the Fund from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. To the extent that unlisted foreign securities are not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid. The Fund remains subject to the limitations imposed by the SEC staff on an open-end fund's ability to invest in illiquid securities, which is currently limited to 15% of its net assets. As a result of the proposed elimination of the Fund's current investment restrictions that relate to restricted and illiquid securities, the Fund's Board has adopted a non-fundamental investment restriction, consistent with the SEC staff's current position on illiquid securities, which would prohibit the Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). Thus, the Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including foreign securities that are not listed on a U.S. or foreign securities exchange and are not otherwise readily marketable.

The Fund's current fundamental investment restriction also limits the Fund's ability to invest in restricted securities to no more than 10% of the Fund's total assets. Generally, restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable, such a security may also be considered illiquid. The Fund's current fundamental investment restriction on restricted securities was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC staff, which does not require investment companies to adopt the position as a fundamental restriction, has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

As described above, the Fund's Board has adopted the Illiquid Securities Restriction in recognition of the SEC staff position and, therefore, is recommending that the current fundamental investment restriction on unlisted foreign securities and restricted securities be eliminated. The Fund's Board also has eliminated a related non-fundamental investment restriction that limited the Fund to investing up to 10% of its total assets in restricted securities and securities with a limited trading market.

THREE YEARS OF CONTINUOUS OPERATION:

The Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of its total assets in the securities of companies, including their predecessors, that have a record of less than three years continuous operation. This restriction was based upon state securities laws which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current fundamental investment restriction regarding investments in other investment companies is based, in part, on state laws, which have been preempted by NSMIA. The Fund's current fundamental restriction prohibits the Fund from investing in other open-end investment companies, except as permitted by the 1940 Act. The 1940 Act, however, does not require a fund to adopt such a provision as a fundamental investment restriction.

Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3h), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to investments in other investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

In addition, certain Vietnam SEA Fund assets are held indirectly by Vietnam SEA Fund through certain wholly owned foreign holding companies. Because such foreign holding companies may be deemed to be "investment companies," Vietnam SEA Fund sought and received from the SEC staff no-action assurances that such Fund could own 100% of such foreign holding companies' outstanding securities notwithstanding the 3% restriction of Section 12(d) described above. The Fund intends to rely upon such no-action relief in connection with Vietnam SEA Fund assets to be received in the Acquisition.

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

WARRANTS:

The Fund's fundamental investment restriction relating to warrants limits the Fund's investments in warrants to 5% of the Fund's total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on these exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number years to perpetuity. The Fund's fundamental restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

JOINT TRADING ACCOUNT:

The Fund's fundamental investment restriction relating to joint trading accounts prohibits the Fund's participation on a joint or a joint and several basis in such an account. Because section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

DEFAULTED DEBT SECURITIES:

The Fund has a fundamental investment restriction that prohibits the Fund from investing more than 10% of the Fund's total assets in defaulted debt securities. The 1940 Act does not require a fund to adopt such a policy as a fundamental investment restriction. In addition, the 1940 Act does not restrict a fund from investing in such securities, except to the extent that such securities may be considered illiquid, in which case a fund may invest up to 15% of its net assets in such securities. Because this current fundamental investment restriction is not required and the Board has adopted the Illiquid Securities Restrictions, the Board recommends that the fundamental investment restriction relating to defaulted debt securities be eliminated.

OIL AND GAS PROGRAMS:

The Fund has a fundamental investment restriction that prohibits the Fund from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any significant additional risk to the Fund. Although the Fund's Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these eight areas will continue to be subject to the limitations of the 1940 Act, or any rule, SEC staff interpretation, and any exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4




INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch, a Singapore company, whose principal office is located at 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 03987, with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions and facilities for the Fund.

THE   UNDERWRITER.   The   underwriter   for  the  Fund  is   Franklin/Templeton
Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

THE TRANSFER AGENT. The transfer agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

THE CUSTODIAN. JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended December 31, 2001, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800/342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Fund's Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Fund: Frank J. Crothers, Andrew J. Hines, Jr., Fred R. Millsaps and Constantine D. Tseretopoulos. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 were $______.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended December 31, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund.

ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended December 31, 2001 were $142,204. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

PRINCIPAL SHAREHOLDERS. As of June 20, 2002, the Fund had total net assets of $________ and a total of ________ shares of beneficial interest, $0.01 par value ("shares"), outstanding divided among five separate classes of shares as follows: _____ Class A shares, ____ Class B shares, _____ Class C shares, _____ Class R shares and _____ Advisor Class shares.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 20, 2002 the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Fund were:



                                                             AMOUNT AND       PERCENTAGE OF
                                                               NATURE          OUTSTANDING
                                                            OF BENEFICIAL       SHARES OF
NAME AND ADDRESS                          SHARE CLASS         OWNERSHIP        THE CLASS (%)
--------------------------------------------------------------------------------------------------
FTB&T TTEE for ValuSelect                 Advisor                   ____                ____
Franklin Templeton 401(k)
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Franklin Advisers, Inc.                   R                         ____1                ____1
One Franklin Parkway
San Mateo, CA  94403-1906

FTB&T Cust. For the Rollover IRA of       R                         ____                 ____
Charlotte L. Yoder
2575 Hwy. 1 SW
Iowa City, IA  52240

FTB&T Cust. For the Rollover IRA of       R                         ____                  ____
James L. Cobb
Hwy. 56 West, P.O. Box 217
Ector, TX  75439

FTB&T Cust. For the M/P/P Plan of         R                         ____                  ____
Charles M. Dill
3031 Hampton Ridge Way
Snellville, GA  30078-3880

--------------------------------------

1 Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan. Charles B. Johnson and Rupert H. Johnson, Jr., may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc. ("Advisers"). As principal shareholders of Resources, they may be able to control the voting of Advisers' shares of the Fund.

In addition, to the knowledge of the Fund's management, as of June 20, 2002, the Officers and Trustees of the Fund, as a group, owned of record and beneficially __% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund in the aggregate and of any other class of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be shared one-quarter by the Investment Manager and three-quarters by the Fund. As a part of the costs of soliciting proxies, the Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Georgeson Shareholder Communications to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $91,000 to $110,000, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder Communications asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers, as well as centralized securities depositories holding shares of the Fund for their beneficial owners, will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Fund understands that the broker-dealers and the central securities depositories may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the outstanding shares of the Fund - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers and centralized securities depositories have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust; Proposal 3 to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals); and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-proposals 3a-3h, and Proposal 4.

ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Massachusetts law and the Fund's Declaration of Trust, as restated and amended, and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                            By Order of the Board of Trustees,

                                            Barbara J. Green
                                            SECRETARY

Dated:  [             ], 2002



PAGE





                                    EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION
                   BETWEEN TEMPLETON DEVELOPING MARKETS TRUST
            (A MASSACHUSETTS BUSINESS TRUST) AND TEMPLETON DEVELOPING
                    MARKETS TRUST (A DELAWARE BUSINESS TRUST)


                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, 2002 by and between TEMPLETON DEVELOPING MARKETS TRUST, a Delaware business trust (the "Delaware Trust"), and TEMPLETON DEVELOPING MARKETS TRUST, a Massachusetts business trust (the "Massachusetts Trust") (the Delaware Trust and the Massachusetts Trust are hereinafter collectively referred to as the "parties").

                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1.       PLAN OF REORGANIZATION.

                (a) Upon satisfaction of the conditions  precedent described in
Section 3 hereof, the Massachusetts Trust will convey, transfer and deliver to the Delaware Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Massachusetts Trust's then-existing assets. In consideration thereof, the Delaware Trust agrees at the Closing (i) to assume and pay when due, to the extent that there exist Massachusetts Trust obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Massachusetts Trust to become the obligations and liabilities of the Delaware Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the Delaware Trust, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, $.01 par value per share, of the Massachusetts Trust outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Massachusetts Trust shall distribute to its shareholders the shares of the Delaware Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Massachusetts Trust authorizing the transactions contemplated by this Agreement.

                  (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Delaware Trust will establish an open account for each shareholder of the Massachusetts Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Delaware Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the Massachusetts Trust at the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Delaware Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of shares of the Delaware Trust shall be deemed to be the same as the net asset value per share of shares of the Massachusetts Trust. On the Effective Date of the Reorganization, each certificate representing shares of the Massachusetts Trust will be deemed to represent the same number of shares of the Delaware Trust. Simultaneously with the crediting of the shares of the Delaware Trust to the shareholders of record of the Massachusetts Trust, the shares of the Massachusetts Trust held by such shareholder shall be cancelled. Each shareholder of the Massachusetts Trust will have the right to deliver their share certificates of the Massachusetts Trust in exchange for share certificates of the Delaware Trust. However, a shareholder need not deliver such certificates to the Delaware Trust unless the shareholder so desires.

                  (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Massachusetts Trust.

                  (d) The expenses of entering into and carrying out the Agreement will be borne by the Massachusetts Trust.

          2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

                  The Closing shall consist of (i) the conveyance, transfer and delivery of the Massachusetts Trust's assets to the Delaware Trust, in exchange for the assumption and payment, when due, by the Delaware Trust of the Massachusetts Trust's obligations and liabilities; and (ii) the issuance and delivery of the Delaware Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (e) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Massachusetts Trust at which this Agreement is considered and approved or (f) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

          3. CONDITIONS PRECEDENT.

                  The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) (i) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Trustees of the Massachusetts Trust to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Delaware Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to
Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Massachusetts Trust to a Delaware business trust shall have been filed with the Commission and the Massachusetts Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or the shareholders of the Massachusetts Trust or the Delaware Trust;

                  (d) The Massachusetts Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Massachusetts Trust, to the effect that (i) the Delaware Trust is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Delaware Trust and this Agreement has been duly executed and delivered by the Delaware Trust and is a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; and (iii) the shares of the Delaware Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Delaware Trust;

                  (e) The Delaware Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Delaware Trust, to the effect that: (iv) the Massachusetts Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (v) the Massachusetts Trust is an open-end investment company of the management type registered under the 1940 Act; and (vi) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Massachusetts Trust and this Agreement has been duly executed and delivered by the Massachusetts Trust and is a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms;

                  (f) The shares of the Delaware Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Massachusetts Trust are currently eligible for offering to the public so as to permit the issuance and delivery by the Delaware Trust of the shares contemplated by this Agreement to be consummated;

                  (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the board of trustees of the Massachusetts Trust (the "Board of Trustees") and the shareholders of the Massachusetts Trust;

                  (h) The shareholders of the Massachusetts Trust shall have voted to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of the Delaware Trust, to:

                    (1) Elect as Trustees of the Delaware Trust the following individuals: Messrs. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Charles B. Johnson, Charles E. Johnson, Gordon S. Macklin, Fred R. Millsaps, Constantine D. Tseretopoulos, Ms. Edith E. Holiday and Ms. Betty P. Krahmer; and

                    (2) Approve an Investment Management Agreement between Templeton Asset Management Ltd. ("TAML") and the Delaware Trust, which is substantially identical to the then-current Investment Management Agreement between TAML and the Massachusetts Trust;

                  (i) The Trustees of the Delaware Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

                    (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof for the Delaware Trust;

                    (2) Approval of the assignment to the Delaware Trust of the Massachusetts Trust's Custody Agreement dated October 16, 1991 (the "Custody Agreement"), with The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), including the Amendment to the Custody Agreement, dated March 2, 1998 and Amendment No. 2 to the Custody Agreement, dated July 23, 1998;

                    (3) Selection of PricewaterhouseCoopers LLP as the Delaware Trust's independent auditors for the fiscal year ending December 31, 2002;

                    (4) Approval of an Administration Agreement between the Delaware Trust and Franklin Templeton Services, LLC;

                    (5)  Approval  of  a  Distribution   Agreement  between  the
Delaware Trust and Franklin Templeton Distributors, Inc.;

                    (6) Approval of a Form of Dealer Agreement between the Delaware Trust and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

                    (7) Approval of the following Distribution Plans by the Delaware Trust pursuant to Rule 12b-1 under the 1940 Act: (i) Class A Distribution Plan pursuant to Rule 12b-1; (ii) Class B Distribution Plan pursuant to Rule 12b-1; (iii) Class C Distribution Plan pursuant to Rule 12b-1;
(iv) Class R Distribution Plan pursuant to Rule 12b-1; and (v) Multiple Class Plan pursuant to Rule 18f-3;

                    (8) Approval of a Transfer Agency Agreement between the Delaware Trust and Franklin Templeton Investor Services, LLC;

                    (9) Approval of a Sub-Accounting Services Agreement for the Delaware Trust;

                    (10) Approval of a Sub-Transfer Agent Agreement for the Delaware Trust;

                    (11) Authorization of the issuance by the Delaware Trust, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the Delaware Trust to the Massachusetts Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the Massachusetts Trust to vote on the matters referred to in paragraph
(h) of this Section 3 hereof;

                    (12) Submission of the matters referred to in paragraph (h) of this Section 3 to the Massachusetts Trust as sole shareholder of the Delaware Trust; and

                    (13) Authorization of the issuance and delivery by the Delaware Trust of its shares on the Effective Date of the Reorganization and the assumption by the Delaware Trust of the obligations and liabilities of the Massachusetts Trust in exchange for the assets of the Massachusetts Trust pursuant to the terms and provisions of this Agreement.

                  At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees of the Massachusetts Trust, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Massachusetts Trust under this Agreement.

4. DISSOLUTION OF THE MASSACHUSETTS TRUST.

                  Promptly following the consummation of the distribution of the Delaware Trust shares to holders of Massachusetts Trust shares under this Agreement, the officers of the Massachusetts Trust shall take all steps necessary under Massachusetts law to effect its dissolution as a business trust, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of the termination of Trust.

5. TERMINATION.

                  The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Massachusetts Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. ENTIRE AGREEMENT.

                  This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7. FURTHER ASSURANCES.

                  The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8. COUNTERPARTS.

                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW.

                  This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the Delaware Trust and the Massachusetts Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                           TEMPLETON DEVELOPING MARKETS TRUST
                                            (a Massachusetts business trust)
Attest:


By                                          By
  ----------------------------------          ---------------------------------
     Name:                                     Name:
     Title:                                    Title:

                                           TEMPLETON DEVELOPING MARKETS TRUST
                                            (a Delaware business trust)
Attest:


By                                          By
  ----------------------------------          ---------------------------------
     Name:                                     Name:
     Title:                                    Title:







B-16

                                    EXHIBIT B

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE BUSINESS TRUSTS AND
 THE CHARTER DOCUMENTS OF TEMPLETON DEVELOPING MARKETS TRUST, A DELAWARE
                         BUSINESS TRUST, UNDER SUCH LAW,
               THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
  THE CHARTER DOCUMENTS OF TEMPLETON DEVELOPING MARKETS TRUST, A MASSACHUSETTS
                         BUSINESS TRUST, UNDER SUCH LAW



                DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------

GOVERNING       A Delaware statutory business trust (a "DBT")            A Massachusetts business trust (an "MBT") is
DOCUMENTS/      is formed by a governing instrument and the              created by filing a declaration of trust with
GOVERNING       the filing of a certificate of trust with the            the Secretary of State of Massachusetts and
BODY            Delaware Secretary of State ("Secretary of               with the clerk of every city or town in
                State"). The Delaware law governing a DBT                Massachusetts where the trust has a place of
                is referred to in this analysis as the                   business.
                "Delaware Act."


                A DBT is an unincorporated association organized         An MBT is an unincorporated association organized
                under the Delaware Act whose operations are              under the Massachusetts statute governing business
                governed by its governing instrument (which              trusts (the "Massachusetts  Statute") and is
                may consist of one or more instruments). Its             considered to be a hybrid, having characteristics of
                business and affairs are managed by or under the         both corporations and common law trusts.  An MBT's
                direction of one or more trustees.                       operationss are governed by a trust instrument and
                                                                         by-laws. The business and affairs of an MBT are
                                                                         managed by or under the directionof a board of trustees.

                As described in this chart, DBTs are granted a           MBTs are also granted a significant amount of
                significant amount of organizational and operational     organizational and operational flexibility. The
                flexibility. Delaware law makes it easy to obtain        Massachusetts Statute is silent on most of the salient
                needed shareholder approvals, and also permits           features of MBTs, thereby allowing the trustees
                management of a DBT to take various actions without      of the MBT to freely structure the MBT. The
                being required to make state filings or obtain           Massachusetts Statute does not specify what information
                shareholder approval.                                    must be contained in the declaration of trust, nor does
                                                                         it require a registered officer or agent for service of
                                                                         process.

                The governing instrument for the DBT, Templeton          The governing instrument for the MBT, Templeton
                Developing Markets Trust (the "Delaware Business         Developing Markets Trust ("Developing Markets Trust"),
                Trust"), is comprised of an agreement and declaration    is comprised of an Amended and Restated Declaration of
                of trust ("Declaration") and by-laws ("By-Laws").        Trust ("MA Declaraion") and by-laws ("MA By-Laws"). The
                The Delaware Business Trust's governing body is a        Developing Markets Trust's governing body is a board
                board of trustees (the "board" or "board of trustees"    of trustees (the "board" or "board of trustees" or
                or collectively, the "trustees").                        collectively, the "trustees").

                Each trustee of the Delaware Business Trust shall        Each trustee of Developing Markets Trust shall hold
                hold office for the lifetime of the Delaware Business    office for the lifetime of Developing Markets Trust
                Truste or, if earlier, until the next meeting of         or, if earlier, until the next meeting of shareholders
                shareholders called for the purpose of electing          called for the purpose of electing trustees or consent
                trustees or consent of shareholders in lieu thereof      of shareholders in lieu thereof for the election of
                for the election of trustees and until the election      trustees and until the election and qualification of
                and qualification of his or her successor.               his or her successor.




                       DELAWARE BUSINESS TRUST                             MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------

OWNERSHIP SHARES OR     Under the Delaware Act, the ownership            Under the Massachusetts Statute, the ownership
INTERESTS               interests in a DBT are denominated as            interests in an MBT are denominated as
                        "beneficial interests" and are held by           "beneficial interests" and are held by
                        "beneficial owners." However, there is           "beneficial owners." However, there is
                        flexibility as to how a governing instrument     flexibility as to how a governing instrument
                        refers to "beneficial interests" and             refers to "beneficial interests" and
                        "beneficial owners" and the governing            "beneficial owners" and the governing
                        instrument may identify "beneficial interests"   instrument may identify "beneficial interests"
                        and "beneficial owners" as "shares" and          and "beneficial owners" as "shares" and
                        "shareholders," respectively.                    "shareholders," respectively.

                        The Delaware Business Trust's beneficial         The Developing Markets Trust's units of
                        interests, without par value, are designated     beneficial interests, par value $0.01 per unit,
                        as "shares" and its beneficial owners are        are designated as "shares" and its beneficial
                        designated as "shareholders." This analysis      owners are designated as "shareholders." This
                        will use the "share" and "shareholder"           analysis will use the "share" and "shareholder"
                        terminology.                                     terminology

SERIES AND CLASSES      Under the Delaware Act, the governing            The Massachusetts Statute permits an MBT to
                        instrument may provide for classes, groups or    issue one or more series or classes of
                        series of shares, shareholders or trustees,      beneficial interest.  The Massachusetts Statute
                        having such relative rights, powers and duties   is largely silent as to any requirements for
                        as set forth in the governing instrument.        the creation of such series or classes,
                        Such series, classes or groups may be            although the trust documents creating an MBT
                        described in the DBT's governing instrument or   may provide methods or authority to create such
                        in resolutions adopted by its trustees.  No      series or classes without seeking shareholder
                        state filing is necessary and, unless required   approval.
                        by the governing instrument, shareholder
                        approval is not needed.

                        The Declaration authorizes the board of          The MA Declaration authorizes an unlimited
                        trustees to divide the Delaware Business         number of shares, which may be further divided
                        Trust's shares into separate and distinct        into separate series or classes.
                        series and to divide a series into separate
                        classes of shares as permitted by the Delaware
                        Act.  Such series and classes will have the
                        rights, powers and duties set forth in the
                        Declaration unless otherwise provided in the
                        resolution of the board establishing such
                        series or class.










                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------

AMENDMENTS TO           The Delaware Act provides broad flexibility as     The Massachusetts Statute provides broad
GOVERNING               to the manner of amending and/or restating the     flexibility as to the manner of amending and/or
DOCUMENTS               governing instrument of a DBT. Amendments to       restating the governing instrument of an MBT.
                        the Declaration that do not change the             The Massachusetts Statute provides that the
                        information in the DBT's certificate of trust      trustees shall, within thirty (30) days after
                        are not required to be filed with the              the adoption of any amendment to the declaration
                        Secretary of State.                                of trust, file a copy with the Secretary of State
                                                                           of Massachusetts and with the clerk of every city
                                                                           or town in Massachusetts where the trust has a
                                                                           usual place of business.

                        DECLARATION OF TRUST                               DECLARATION OF TRUST

                        The Declaration may be restated and/or amended    The MA Declaration may be amended by a vote of
                        at any time by a written instrument signed by     the holders of a majority of the shares
                        a majority of the board of trustees and, if       outstanding and entitled to vote or by an
                        required by the Declaration, the Investment       instrument in writing, without a meeting,
                        Company Act of 1940, as amended (the "1940        signed by a majority of the trustees and
                        Act"), or any securities exchange on which        consented to by the holders of a majority of
                        outstanding shares are listed for trading, by     the shares outstanding and entitled to vote.
                        approval of such amendment by the
                        shareholders, by the affirmative "vote of a
                        majority of the outstanding voting securities"    The trustees may amend the MA Declaration in
                        (as defined in the 1940 Act) of the Delaware      their sole discretion, without the need for
                        Business Trust entitled to vote at a              shareholder action, to add, delete, or modify
                        shareholders' meeting at which a quorum is        any provisions relating to the shares of
                        present, subject to Article III, Section 6 of     Developing Markets Trust if the trustees
                        the Declaration relating to voting by series      determine that such action is "consistent with
                        and classes.                                      the fair and equitable treatment of all [s]hareholders
                                                                          or [Sic] that shareholder approval is not otherwise
                                                                          required by applicable law," including, but not limited
                                                                          to: (1) creating one or more series of shares with such
                                                                          rights and preferences as the trustees determine and
                                                                          reclassifying outstanding shares as shares of particular
                                                                          series; (2) amending the series designation section of
                                                                          the MA Declaration; (3) changing eligibility requirements
                                                                          for investment in shares of any series; or (4) changing
                                                                          the method of allocating dividends among various series.

                                                                          The trustees may also amend the MA Declaration without
                                                                          the vote or consent of shareholders to change the name
                                                                          of Developing Markets Trust, to supply any omission, to
                                                                          cure, correct or supplement any ambiguous, defective or
                                                                          inconsistent provision hereof, or if they deem it
                                                                          necessary to conform the MA Declaration to the
                                                                          requirements of applicable federal laws or regulations.

                                                                          See SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS for the
                                                                          shareholder vote required to make certain amendments
                                                                          to the MA Declaration.

                        BY-LAWS                                           BY-LAWS
                        The By-Laws may be amended, restated or           The MA By-Laws may be amended, added to or
                        repealed or new By-Laws may be adopted by the     repealed by a majority of the outstanding
                        affirmative vote of a majority of the             shares entitled to vote, or by the board of
                        outstanding shares entitled to vote.  The         trustees, but the board of trustees may not
                        By-Laws may also be amended, restated or          take such action, if such action requires,
                        repealed or new By-Laws may be adopted by the     under applicable law, the MA Declaration or the
                        board of trustees, by the vote of a majority      MA By-Laws, a vote of the shareholders.
                        of the trustees present at a meeting at which
                        a quorum is present.

                        CERTIFICATE OF TRUST
                        Pursuant to the Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein. Any such amendments/restatements of the certificate of trust must be executed by at least one
                        (1) trustee and filed with the Secretary of State in order to become effective.

PREEMPTIVE              Under the Delaware Act, a governing instrument    Under the Massachusetts Statute, a governing
RIGHTS                  may contain any provision relating to the         instrument may contain any provision relating
REDEMPTION              rights, duties and obligations of the             to the rights, duties and obligations of the
OF SHARES               shareholders.                                     shareholders.

                        The Declaration provides that no shareholder      The MA Declaration provides that no shareholder
                        shall have the preemptive or other right to       shall have any preference, appraisal, conversion
                        subscribe for new or additional shares or         or exchange rights or any preemptive or other right
                        other securities issued by the Delaware           to subscribe for new or additional shares or other
                        Business Trust or any series thereof.             securities issued by Developing Markets Trust or any
                                                                          series thereof.

                        Unless otherwise provided in the Delaware        All shares are redeemable at net asset value
                        Business Trust's prospectus relating to the      per share at the request of the shareholder,
                        outstanding shares, as such prospectus may be    under the terms specified in Developing Markets
                        amended from time to time, the Delaware          Trust's then effective prospectus or
                        Business Trust shall purchase the outstanding    registration statement.
                        shares offered by any shareholder for
                        redemption upon such shareholder's compliance
                        with the procedures set forth in the
                        Declaration and/or such other procedures as
                        the board may authorize.

                        The Delaware Business Trust shall pay the net    Payment for such shares may be made in cash or
                        asset value for such outstanding shares, in      in property of the relevant series as specified
                        accordance with the Declaration, the By-Laws,    in Developing Markets Trust's then effective
                        the 1940 Act and other applicable law.  The      prospectus or registration statement.  The
                        Delaware Business Trust's payments for such      Developing Markets Trust may repurchase shares
                        outstanding shares shall be made in cash, but    by agreement with the owner and has the right
                        may, at the option of the board of trustees or   at any time to redeem shares of any shareholder
                        an authorized officer, be made in kind or        pursuant to applicable law, subject to terms
                        partially in cash and partially in kind.  In     and conditions approved by the trustees.  To
                        addition, at the option of the board of          meet federal tax requirements, the trustees
                        trustees the Delaware Business Trust may, from   may, as they deem equitable, call for
                        time to time, without the vote of the            redemption by a shareholder of any number of
                        shareholders, but subject to the 1940 Act,       shares and refuse to transfer or issue shares
                        redeem outstanding shares or authorize the       to any person.
                        closing of any shareholder account, subject to
                        such conditions as may be established by the
                        board of trustees.

DISSOLUTION AND         The Delaware Business Trust shall be dissolved   Pursuant to the MA Declaration the following
TERMINATION EVENTS      upon the first to occur of the following:        action requires the affirmative vote of the
                        (i) upon the vote of the holders of a majority   holders of two-thirds of the shares outstanding
                        of the outstanding shares of the Delaware        and entitled to vote, a written consent by such
                        Business Trust entitled to vote; (ii) at the     percentage of shares or such other vote
                        discretion of the board of trustees at any       established by the trustees with respect to a
                        time there are no shares outstanding of the      series of shares, except that if the action is
                        Delaware Business Trust; (iii) upon the sale,    recommended by the trustees, the affirmative
                        conveyance and transfer of all of the assets     vote or written consent of a majority of the
                        of the Delaware Business Trust to another        shares outstanding and entitled to vote, or
                        entity; or  (iv) upon the occurrence of a        other vote established by the trustees with
                        dissolution or termination event pursuant to     respect to a series of shares, is sufficient
                        any provision of the Delaware Act.               for termination of Developing Markets Trust or
                                                                         any series of Developing Markets Trust.
                        A particular series shall be dissolved upon
                        the first to occur of the following: (i) upon
                        the vote of the holders of a majority of the
                        outstanding shares of that series entitled to
                        vote; (ii) at the discretion of the board of
                        trustees at any time there are no shares
                        outstanding of that series; (iii) upon any
                        event that causes the dissolution of the
                        Delaware Business Trust; or (iv) upon the
                        occurrence of a dissolution or termination
                        event pursuant to any provision of the
                        Delaware Act.

                        A particular class shall be terminated upon the first to occur of the following:
                        (i) upon the vote of the holders of a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

LIQUIDATION UPON        Under the Delaware Act, a DBT that has            Under the Massachusetts Statute, there are no
UPON DISSOLUTION        dissolved shall first pay or make reasonable      provisions as to the liquidation of an MBT.
DISSOLUTION             provision to pay all known claims and
                        obligations, including those that are
                        contingent, conditional and unmatured, and
                        all known claims and obligations for which the
                        claimant is unknown. Any remaining assets
                        shall be distributed to the shareholders or as
                        otherwise provided in the governing instrument.

                        Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise
                        provided in the governing instrument.

                        The Declaration provides that any remaining       The MA Declaration provides that Developing
                        assets of the dissolved Delaware Business         Markets Trust, upon dissolution, must first pay
                        Trust and/or each series thereof (or the          or make provision to pay all liabilities and
                        particular dissolved series, as the case may      obtain releases, indemnities and refunding
                        be) shall be distributed to the shareholders      agreements which the trustees deem necessary
                        of the Delaware Business Trust and/or each        for their protection.  Any remaining assets
                        series thereof (or the particular dissolved       shall be distributed in cash or in kind to the
                        series, as the case may be) ratably according     shareholders according to their respective
                        to the number of outstanding shares of the        rights.
                        Delaware Business Trust and/or such series
                        thereof (or the particular dissolved series, as
                        the case may be) held of record by the several
                        shareholders on the date for such dissolution
                        distribution; provided, however, that if the
                        outstanding shares of a series are divided
                        into classes, any remaining assets held with
                        respect to such series shall be distributed to
                        each class of such series according to the net
                        asset value computed for such class and within
                        such particular class, shall be distributed
                        ratably to the shareholders of such class
                        according to the number of outstanding shares
                        of such class held of record by the several
                        shareholders on the date for such dissolution
                        distribution.

VOTING RIGHTS,          Under the Delaware Act, the governing             There is no provision in the Massachusetts
MEETINGS, NOTICE,       instrument may set forth any provision            Statute addressing voting by the shareholders
QUORUM, RECORD DATES    relating to trustee and shareholder voting        of an MBT. The declaration of trust of an MBT,
AND PROXIES             rights, including the withholding of such         however, may specify matters on which
                        rights from certain trustees or shareholders.     shareholders are entitled to vote.
                        If voting rights are granted, the governing
                        instrument may contain any provision relating
                        to meetings, notice requirements, written
                        consents, record dates, quorum requirements,
                        voting by proxy and any other matter
                        pertaining to the exercise of voting rights.
                        The governing instrument may also provide for
                        the establishment of record dates for
                        allocations and distributions by the DBT.

                        ONE VOTE PER SHARE                                ONE VOTE PER SHARE
                        Subject to Article III, Section 6 of the          The MA Declaration provides that shareholders
                        Declaration relating to voting by series and      are entitled to one vote for each full share,
                        classes, the Declaration provides that each       and each fractional share shall be entitled to
                        outstanding share is entitled to one vote and     a proportionate fractional vote.
                        each outstanding fractional share is entitled
                        to a fractional vote.

                        VOTING BY SERIES                                 VOTING BY SERIES
                        In addition, the Declaration provides that all   The MA Declaration provides that in conjunction
                        outstanding shares of the Delaware Business      with the establishment of any series or class
                        Trust entitled to vote on a matter shall vote    of shares, the trustees may establish
                        on the matter, separately by series and, if      conditions under which the several series or
                        applicable, by class, PROVIDED THAT: (1) where   classes shall have separate voting rights or no
                        the 1940 Act requires all outstanding shares     voting rights.  This provisions is subject to
                        of the Delaware Business Trust to be voted in    the requirements of the 1940 Act where:  (1)
                        the aggregate without differentiation between    shares of Developing Markets Trust to be voted
                        the separate series or classes, then all of      in the aggregate without differentiation
                        the Delaware Business Trust's outstanding        between the separate series or classes, and (2)
                        shares shall vote in the aggregate; and (2) if   the matter affects only a particular series or
                        any matter affects only the interests of some    class.
                        but not all series or classes, then only the
                        shareholders of such affected series or classes
                        shall be entitled to vote on the matter.

                        SHAREHOLDERS' MEETINGS                           SHAREHOLDERS' MEETINGS
                        The Delaware Act does not mandate annual         An annual shareholders' meeting is not required
                        shareholders' meetings.                          by the Massachusetts Statute.

                        The By-Laws authorize the calling of a           An annual shareholders' meeting is not required
                        shareholders' meeting (i) when deemed            either by the MA Declaration or the MA
                        necessary or desirable by the board of           By-Laws.
                        trustees; or (ii) to the extent permitted by
                        the 1940 Act, by the chairperson of the board,
                        or at the request of holders of 10% of the
                        outstanding shares if such shareholders pay
                        the reasonably estimated cost of preparing and
                        mailing the notice thereof, for the purpose of
                        electing trustees. However, no meeting may be
                        called at the request of shareholders to
                        consider any matter that is substantially the
                        same as a matter voted upon at a shareholders'
                        meeting held during the preceding twelve (12)
                        months, unless requested by holders of a
                        majority of all outstanding shares entitled to
                        vote at such meeting.


                        RECORD DATES                                     RECORD DATES
                        As stated above, under the Delaware Act, the     There is no record date provision in the
                        governing instrument may provide for record      Massachusetts Statute.
                        dates.

                        In order to determine the shareholders           The MA By-Laws permit the trustees from time to
                        entitled to notice of, and to vote at, a         time to close the transfer books for a period
                        shareholders' meeting, the Declaration           not exceeding 30 days, or without closing the
                        authorizes the board of trustees to fix a        transfer books, to set the record date for a
                        record date. The record date may not precede     shareholders' meeting or "for the purpose of
                        the date on which it is fixed by the board and   any other action" to be not more than 90 days,
                        it may not be more than one hundred and twenty   before the date of any shareholder meeting or
                        (120) days, nor less than ten (10) days,         other action.  The MA By-Laws also provide that
                        before the date of the shareholders' meeting.    all notices of shareholders' meetings shall be
                        The By-Laws provide that notice of a             sent to shareholders not less than ten days nor
                        shareholders' meeting shall be given to          more than 60 days before the date of the
                        shareholders entitled to vote at such meeting    meeting.  Only the business stated in the
                        not less than ten (10) nor more than one         notice of the meeting may be considered at the
                        hundred and twenty (120) days before the date    meeting.
                        of the meeting.

                        To determine the shareholders entitled to vote on any action without a meeting, the Declaration authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than thirty (30) days after the date on which it is fixed by the board.

                        To determine the shareholders of the Delaware Business
                        Trust or any series or class thereof entitled to a dividend or any other distribution of assets of the Delaware Business Trust or any series or class thereof, the Declaration authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than sixty (60) days before the date such dividend or distribution is to be paid. The board may set different record dates for different series or classes.

                        Pursuant to the Declaration, if the board of trustees does not fix a record date: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Delaware Business Trust, or
                        (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

                        QUORUM FOR SHAREHOLDERS' MEETING                 QUORUM FOR SHAREHOLDERS' MEETING
                        --------------------------------                 --------------------------------
                        To transact business at a shareholders'          The MA By-Laws, provide that a majority of the
                        meeting, the Declaration provides that forty     outstanding shares present, in person or by
                        percent (40%) of the outstanding shares          proxy shall constitute a quorum at a
                        entitled to vote at the meeting, which are       shareholders' meeting.  Furthermore, the MA
                        present in person or represented by proxy,       Declaration provides that when a quorum is
                        shall constitute a quorum at such meeting,       present at any meeting called for the purpose,
                        except when a larger quorum is required by the   a plurality shall elect a trustee.
                        Declaration, the By-Laws, applicable law or
                        any securities exchange on which such shares
                        are listed for trading, in which case such
                        quorum shall comply with such requirements.
                        When a separate vote by one or more series or
                        classes is required, forty percent (40%) of the
                        outstanding shares of each such series or class
                        entitled to vote at a shareholders' meeting of
                        such series or class, which are present in
                        person or represented by proxy, shall constitute
                        a quorum at such series or class meeting,
                        except when a larger quorum is required
                        by the Declaration, the By-Laws, applicable
                        law or the requirements of any securities
                        exchange on which outstanding shares of such
                        series or class are listed for trading, in which
                        case such quorum shall comply with such
                        requirements.

                        SHAREHOLDER VOTE                                 SHAREHOLDER VOTE
                        --------------------------------                 --------------------------------
                        The Declaration provides that, subject to any    The MA Declaration and MA By-Laws specify the
                        provision of the Declaration, the By-Laws, the   matters on which beneficial owners are
                        1940 Act or other applicable law that requires   entitled, but not necessarily required, to
                        a different vote: (i) in all matters other       vote.  The MA Declaration provides trustees
                        than the election of trustees, the affirmative   with a great deal of latitude as to which
                        "vote of a majority of the outstanding voting    matters are to be submitted to a vote of the
                        securities" (as defined in the 1940 Act) of      beneficial owners.  Specifically, a shareholder
                        the Delaware Business Trust entitled to vote     has the power to vote only: (1) for the
                        at a shareholders' meeting at which a quorum     election of trustees, (2) to the same extent as
                        is present, shall be the act of the              shareholders of a Massachusetts business
                        shareholders; and (ii) trustees shall be         corporation as to whether or not a court
                        elected by a plurality of the votes cast of      action, proceeding or claim should be brought
                        the holders of outstanding shares entitled to    or maintained derivatively or as a class
                        vote present in person or represented by proxy   action, (3) for the termination of Developing
                        at a shareholders' meeting at which a quorum     Markets Trust, (4) regarding any investment
                        is present.  Pursuant to the Declaration,        advisory contract, (5) regarding certain
                        where a separate vote by series and, if          amendments of the MA Declaration, (6) regarding
                        applicable, by classes is required, the          mergers, consolidations or sale of
                        preceding sentence shall apply to such           substantially all the assets of Developing
                        separate votes by series and classes.            Markets Trust, (7) regarding incorporation of
                                                                         Developing Markets Trust or a series, or (8)
                                                                         with respect to such additional matters required
                                                                         by the MA Declaration, the MA By-Laws, the
                                                                         registration of Developing Markets Trust as an
                                                                         investment company under the 1940 Act, or as the
                                                                         trustees consider necessary or desirable.

                        SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS         SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS
                        ----------------------------------------         ----------------------------------------
                        Pursuant to the Declaration, the board of        No amendment of the MA Declaration that would
                        trustees, by vote of a majority of the           change the rights of shareholders regarding the
                        trustees, may cause the merger, consolidation,   amount of payments in liquidation or
                        conversion, share exchange or reorganization     diminishing or eliminating any related voting
                        of the Delaware Business Trust, or the           rights may be made without the vote or consent
                        conversion, share exchange or reorganization     of the holders of two-thirds of the shares
                        of any series of the Delaware Business Trust,    outstanding and entitled to vote or other vote
                        without the vote of the shareholders of the      established by the trustees regarding any
                        Delaware Business Trust or such series, as       series of shares.
                        applicable, unless such vote is required by
                        the 1940 Act; provided however, that the board   Pursuant to the MA Declaration the following
                        of trustees shall provide 30 days' prior         actions require the affirmative vote of the
                        written notice to the shareholders of the        holders of two-thirds of the shares outstanding
                        Delaware Business Trust or such series, as       and entitled to vote, a written consent by such
                        applicable, of such merger, consolidation,       percentage of shares or such other vote
                        conversion, share exchange or reorganization.    established by the trustees with respect to a
                                                                         series of shares, except that if the action is
                        If permitted by the 1940 Act, the board of       recommended by the trustees, the affirmative
                        trustees, by vote of a majority of the           vote or written consent of a majority of the
                        trustees, and without a shareholder vote, may    shares outstanding and entitled to vote, or
                        cause the Delaware Business Trust to convert     other vote established by the trustees with
                        to a master feeder structure and thereby cause   respect to a series of shares, is sufficient:
                        series of the Delaware Business Trust to         (1) a merger, consolidation or sale, lease or
                        either become feeders into a master fund, or     exchange of all or substantially all of the
                        to become master funds into which other funds    property of Developing Markets Trust; or (2)
                        are feeders.                                     termination of Developing Markets Trust or any
                                                                         series of Developing Markets Trust. The trustees
                                                                         may cause Developing Markets Trust to be incorporated
                                                                         or transfer all the assets of Developing Markets
                                                                         Trust to a corporation with the approval of a majority
                                                                         of the shares outstanding and entitled to vote or
                                                                         other vote established by the trustees with respect to
                                                                         any series of shares.

                        CUMULATIVE VOTING                                CUMULATIVE VOTING
                        --------------------------------                 --------------------------------
                        The Declaration provides that shareholders are    The MA Declaration provides that shareholders
                        not entitled to cumulate their votes on any       are not entitled to cumulate their votes on any matter.
                        matter.

                        PROXIES                                           PROXIES
                        --------------------------------                 --------------------------------
                        The By-Laws permit a shareholder to authorize     The MA By-Laws permit Developing Markets Trust to accept
                        another person to act as proxy by the following   written proxies signed by the shareholder or share-
                        methods: execution of a written instrument or     holders (for jointly held shares) and filed with the
                        by electronic, telephonic, computerized,          Secretary of Developing Markets Trust or the Secretary's
                        telecommunications or another reasonable          designee. A proxy shall be deemed valid unles challenged
                        alternative to the execution of a written         at or prior to its exercise and the burden of proving
                        instrument. Unless a proxy provides otherwise,    invalidity rests on the challenger.
                        it is not valid more than 11 months after its
                        date. In addition, the By-Laws provide that the
                        revocability of a proxy that states on its fact
                        that it is irrevocable shall be governed by
                        the provisions of the general corporation law
                        of the State of Delaware.


                        ACTION BY WRITTEN CONSENT                         ACTION BY WRITTEN CONSENT
                        --------------------------------                 --------------------------------
                        The Declaration authorizes shareholders to        The MA Declaration provides that any action
                        take action without a meeting and without         taken by shareholders may be taken without a meeting
                        prior notice if written consents setting forth    if shareholders holding a majority of the shares
                        the action taken are signed by the holders of     entitled to vote on the matter (or such larger
                        all outstanding shares entitled to vote on        proportion thereof as shall be required by law, the
                        that action.                                      MA Declaration or MA By-Laws) consent to the action
                                                                          in writing and the written consent is filed with the
                        The Declaration also authorizes the board of      shareholders' meetings records.
                        trustees or any committee of the board of
                        trustees to take action without a meeting and
                        without prior written notice if written
                        consents setting forth the action taken are
                        executed by trustees having the number of
                        votes necessary to take that action at a
                        meeting at which the entire board of trustees
                        or any committee thereof, as applicable, is
                        present and voting.

REMOVAL OF TRUSTEES/    The governing instrument of a DBT may contain     The governing instrument of an MBT may contain
DIRECTORS               any provision relating to the removal of          any provision relating to the removal of
                        trustees; provided however, that there shall      trustees; provided, however, that there shall
                        at all times be at least one trustee of the       at all times be at least one trustee of the MBT.
                        DBT.
                                                                          The MA Declaration provides that the board of
                        Under the Declaration, any trustee may be         trustees, by action of two-thirds of the remaining
                        removed, with or without cause, by the board      trustees (except that 3 trustees must remain in office
                        trustees, by action of a majority of the          after the removal) or by vote of holders of two-thirds
                        trustees. Shareholders shall have the power       of the of outstanding shares at a meeting called for
                        to remove a trustee only to the extent            such purpose, may remove trustees with cause.
                        provided by the 1940 Act.

VACANCIES ON BOARD OF   Vacancies on the board of trustees may be        Vacancies on the board of trustees may be
TRUSTEES/               filled by a majority vote of the trustee(s)      filled by a majority vote of the trustee(s)
DIRECTORS               then in office, regardless of the number and     then in office, regardless of the number and
                        even if less than a quorum.  However, a          even if less than a quorum.  However, a
                        shareholders' meeting shall be called to elect   shareholders' meeting shall be called to elect
                        trustees if required by the 1940 Act.            trustees if required by the 1940 Act.

                        In the event all trustee offices become vacant, the investment adviser shall serve as the sole remaining trustee, subject to the provisions of the 1940 Act, and shall, as soon as practicable, fill all of the vacancies on the board. Thereupon, the investment adviser shall resign as trustee and a shareholders' meeting shall be called to elect trustees.

LIMITATION ON           The Delaware Act explicitly authorizes           The Massachusetts Statute does not contain
INTERSERIES             limitation on interseries liability so that      statutory provisions addressing series or CLASS
LIABILITY               the debts, liabilities, obligations and          liability with respect to a multiple series or
                        expenses incurred, contracted for or otherwise   class investment company.  Therefore, unless
                        existing with respect to a particular series     otherwise provided in the declaration of trust
                        of a multiple series DBT will be enforceable     for an MBT, the debts, liabilities, obligations
                        only against the assets of such series, and      and expenses incurred, contracted for or
                        not against the general assets of the DBT or     otherwise existing with respect to a particular
                        any other series, and, unless otherwise          series or class may be enforceable against the
                        provided in the governing instrument of the      assets of the business trust generally.
                        DBT, none of the debts, liabilities,
                        obligations and expenses incurred, contracted
                        for or otherwise existing with respect to the
                        DBT generally or any other series thereof will
                        be enforceable against the assets of such
                        series.  This protection will be afforded if
                        (i) the DBT separately maintains the records
                        and the assets of such series; (ii) notice of
                        the limitation on liabilities of the series is
                        set forth in the certificate of trust; and
                        (iii) the governing instrument so provides.
                                                                         The MA Declaration explicitly limits the assets
                        The Declaration and certificate of trust of      and liabilities of each series and states that
                        the Delaware Business Trust provide for          under no circumstances shall the assets
                        limitation on interseries liability.             allocated or belonging to a particular series
                                                                         be charged with liabilities attributable to any other
                                                                         series. The MA Declaration in like manner limits the
                                                                         liabilities attributed to a class of shares to such
                                                                         class and no other class of a series may be charged
                                                                         with liabilities of such class. Futhermore, it states
                                                                         that third parties shall look only to the assets of a
                                                                         particular series or class for payment of any credit,
                                                                         claim or contracts. Although these provisions serve to
                                                                         put third parties on notice, since there is no support
                                                                         in the Massachusetts Statute to limit liability, ther
                                                                         remains the possibility that at court may not uphold
                                                                         the limitations set forth in the MA Declaration.

SHAREHOLDER LIABILITY   Under the Delaware Act, except to the extent     The Massachusetts Statute does not include an
                        otherwise provided in the governing instrument   express provision relating to the limitation of
                        of a DBT, shareholders of a DBT are entitled     liability of the beneficial owners of a
                        to the same limitation of personal liability     business trust.  Therefore, the owners of an
                        extended to shareholders of a private            MBT could potentially be liable for obligations
                        corporation organized for profit under the       of the trust, notwithstanding an express
                        General Corporation Law of the State of          provision in the governing instrument stating
                        Delaware.                                        that the beneficial owners are not personally
                                                                         liable in connection with trust property or the
                                                                         acts, obligations or affairs of the trust.

                        Under the Declaration, shareholders are          The MA Declaration provides that no shareholder
                        entitled to the same limitation of personal      shall be subject to any personal liability
                        liability as that extended to shareholders of    whatsoever to any person in connection with
                        a private corporation organized for profit       property of Developing Markets Trust or the
                        under the General Corporation Law of the State   acts, obligations or affairs of Developing
                        of Delaware.  However, the board of trustees     Markets Trust.
                        may cause any shareholder to pay for charges
                        of the Delaware Business Trust's custodian or
                        transfer, dividend disbursing, shareholder
                        servicing or similar agent for services
                        provided to such shareholder.

TRUSTEE/DIRECTOR        Subject to the provisions in the governing       The Massachusetts Statute does not include an
LIABILITY               instrument, the Delaware Act provides that a     express provision limiting the liability of the
                        trustee or any other person managing the DBT,    trustees of an MBT.  The trustees of an MBT
                        when acting in such capacity, will not be        could potentially be held personally liable for
                        personally liable to any person other than the   the obligations of the trust.
                        DBT or a shareholder of the DBT for any act,
                        omission or obligation of the DBT or any
                        trustee. To the extent that at law or in
                        equity, a trustee has duties (including
                        fiduciary duties) and liabilities to the DBT
                        and its shareholders, such duties and
                        liabilities may be expanded or restricted by
                        the governing instrument.
                                                                         The MA Declaration provides that no trustee,
                        The Declaration provides that any person who     officer, employee, or agent shall be subject to
                        is or was a trustee, officer, employee or        any personal liability whatsoever to any person
                        other agent of the Delaware Business Trust or    other than Developing Markets Trust and its
                        is or was serving at the request of the          shareholders, in connection with Trust property
                        Delaware Business Trust as a trustee,            or affairs, except that arising from bad faith,
                        director, officer, employee or other agent of    willful misfeasance, gross negligence or
                        another corporation, partnership, joint          reckless disregard for duties to Developing
                        venture, trust or other enterprise (an           Markets Trust.  No trustee, officer, employee,
                        "Agent") will be liable to the Delaware          or agent shall be responsible for any neglect
                        Business Trust and to any shareholder solely     or wrong-doing of any officer, agent or
                        for such Agent's own willful misfeasance, bad    employee, service provider of Developing
                        faith, gross negligence or reckless disregard    Markets Trust, nor for the act or omission of
                        of the duties involved in the conduct of such    another such person.  However, nothing in the
                        Agent (such conduct referred to as               MA Declaration protects such person against any
                        "Disqualifying Conduct"). Subject to the         liability for which the person would otherwise
                        preceding sentence, Agents will not be liable    be subject by reason of willful misfeasance,
                        for any act or omission of any other Agent or    bad faith, gross negligence or reckless
                        any investment adviser or principal              disregard of the person's duties involving
                        underwriter of the Delaware Business Trust. No   Developing Markets Trust.
                        Agent, when acting in such capacity, shall be
                        personally liable to any person (other than
                        the Delaware Business Trust or its
                        shareholders as described above) for any act,
                        omission or obligation of the Delaware
                        Business Trust or any trustee.

INDEMNIFICATION         Subject to such standards and restrictions        Although the Massachusetts Statute is silent as
                        contained in the governing instrument of a        to  the indemnification of trustees, officers AND
                        DBT, the Delaware Act authorizes a DBT to         shareholders, indemnification is expressly
                        indemnify and hold harmless any trustee,          provided for in the MA Declaration.
                        shareholder or other person from and
                        against any and all claims and demands.

                        Pursuant to the Declaration, the Delaware        The MA Declaration provides that shareholders,
                        Business Trust will indemnify any Agent who      trustees and officers shall be entitled and
                        was or is a party or is threatened to be made    empowered to the fullest extent permitted by
                        a party to any proceeding by reason of such      law to provide for indemnification out of
                        Agent's capacity, against attorneys' fees and    Developing Markets Trust's assets for liability
                        other certain expenses, judgments, fines,        and for all expenses reasonably incurred or
                        settlements and other amounts incurred in        paid or expected to be paid by a shareholder,
                        connection with such proceeding if such Agent    trustee or officer in connection with any
                        acted in good faith or in the case of a          claim, action, suit or proceeding arising from
                        criminal proceeding, had no reasonable cause     being or having been a shareholder, trustee or
                        to believe such Agent's conduct was unlawful.    officer, respectively.  However, the MA
                        However, there is no right to indemnification    Declaration excludes indemnification for
                        for any liability arising from the Agent's       trustees and officers for willful misfeasance,
                        Disqualifying Conduct. As to any matter for      bad faith, and gross negligence or reckless
                        which such Agent is found to be liable in the    disregard of one's duties.  Note that the 1933
                        performance of such Agent's duty to the          Act, in the opinion of the SEC, and the 1940
                        Delaware Business Trust or its shareholders      Act also limit the ability of Developing
                        indemnification will be made only to the         Markets Trust to indemnify such persons.
                        extent that the court in which that action was
                        brought determines that in view of all the
                        circumstances of the case, the Agent was not
                        liable by reason of such Agent's Disqualifying
                        Conduct.  Note that the Securities Act of
                        1933, as amended (the "1933 Act"), in the
                        opinion of the Securities and Exchange
                        Commission ("SEC"), and the 1940 Act also
                        limit the ability of the Delaware Business
                        Trust to indemnify an Agent.

                        Expenses incurred by an Agent in defending any proceeding may be advanced by the Delaware Business
                        Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it is ultimately determined that the Agent is not entitled to indemnification by the Delaware Business Trust.

INSURANCE               The Delaware Act is silent as to the right of     There is no provision in the Massachusetts
                        a DBT to purchase insurance on behalf of its      Statute relating to insurance.
                        trustees or other persons.

                        However, as the policy of the Delaware Act is     The MA Declaration permits the purchase of
                        to give maximum effect to the principle of        liability insurance out of Developing Markets
                        freedom of contract and to the enforceability     Trust's assets on behalf of the trustees,
                        of governing instruments, the Declaration         officers and agents of Developing Markets Trust.
                        authorizes the board of trustees, to the          Insurance may be maintained for any agent of
                        fullest extent permitted by applicable law, to    Developing Markets Trust only to the extent that
                        purchase with Delaware Business Trust assets,     Developing Markets Trust would have  the power to
                        insurance for liability and for all expenses      indemnify the trustee, officer or agent against such
                        of an Agent in connection with any proceeding     liability.
                        in which such Agent becomes involved by virtue
                        of such Agent's actions, or omissions to act,
                        in its capacity or former capacity with the
                        Delaware Business Trust, whether or not the
                        Delaware Business Trust would have the power
                        to indemnify such Agent against such liability.

SHAREHOLDER RIGHT       Under the Delaware Act, except to the extent      There is no provision in the Massachusetts
OF                      otherwise provided in the governing               Statute relating to shareholder inspection
INSPECTION              instrument and subject to reasonable standards    rights.
                        established by the trustees, each shareholder
                        has the right, upon reasonable demand for any
                        purpose reasonably related to the
                        shareholder's interest as a shareholder, to
                        obtain from the DBT certain information
                        regarding the governance and affairs of the
                        DBT.

                        Under the Declaration, a shareholder, upon        The MA By-Laws provide that the trustees shall
                        reasonable written demand to the Delaware         determine whether and to what extent, and at
                        Business Trust for any purpose reasonably         what times and places, the minutes and
                        related to such shareholder's interest as a       accounting books and records shall be open for
                        shareholder, may inspect certain information      inspection by any shareholder and no
                        as to the governance and affairs of the           shareholder has the right to inspect such books
                        Delaware Business Trust during regular            and records except as conferred by law or
                        business hours.  However, reasonable standards    authorized by the trustees or by the vote or
                        governing, without limitation, the information    consent of the shareholders.
                        and documents to be furnished and the time and
                        location of furnishing the same, will be
                        established by the board or any officer to
                        whom such power is delegated in the By-Laws.
                        In addition, as permitted by the Delaware Act,
                        the By-Laws also authorize the board or an
                        officer to whom the board delegates such powers
                        to keep confidential from shareholders for such
                        period of time as deemed reasonable any
                        information that the board or such officer in
                        good faith believes would not be in the best
                        interest of the Delaware Business Trust to
                        disclose or that could damage the Delaware
                        Business Trust or that the Delaware Business
                        Trust is required by law or by agreement
                        with a third party to keep confidential.

DERIVATIVE ACTIONS      Under the Delaware Act, a shareholder may         There is no provision under the Massachusetts
                        bring a derivative action if trustees with        Statute regarding derivative actions.
                        authority to do so have refused to bring the
                        action or if a demand upon the trustees to
                        bring the action is not likely to succeed. A
                        shareholder may bring a derivative action only
                        if the shareholder is a shareholder at the
                        time the action is brought and: (i) was a
                        shareholder at the time of the transaction
                        complained about or (ii) acquired the status
                        of shareholder by operation of law or pursuant
                        to the governing instrument from a person who
                        was a shareholder at the time of the
                        transaction. A shareholder's right to bring a
                        derivative action may be subject to such
                        additional standards and restrictions, if any,
                        as are set forth in the governing instrument.

                        The Declaration provides that, subject to the      The MA Declaration has a provision regarding
                        requirements set forth in the Delaware Act, a     shareholder voting regarding derivative actions
                        shareholder may bring a derivative action on      as described above.
                        behalf of the Delaware Business Trust only if
                        the shareholder first makes a pre-suit demand
                        upon the board of trustees to bring the
                        subject action unless an effort to cause the
                        board of trustees to bring such action is
                        excused. A demand on the board of trustees
                        shall only be excused if a majority of the
                        board of trustees, or a majority of any
                        committee established to consider the merits
                        of such action, has a material personal
                        financial interest in the action at issue. A
                        trustee shall not be deemed to have a material
                        personal financial interest in an action or
                        otherwise be disqualified from ruling on a
                        shareholder demand by virtue of the fact that
                        such trustee receives remuneration from his
                        service on the board of trustees of the
                        Delaware Business Trust or on the boards of
                        one or more investment companies with the same
                        or an affiliated investment advisor or
                        underwriter.

MANAGEMENT              The Delaware Business Trust is an open-end        Developing Markets Trust is an open-end
INVESTMENT COMPANY      management investment company under the 1940      management investment company under the 1940
CLASSIFICATION          Act (I.E., a management investment company        Act (I.E., a management investment company
                        whose securities are redeemable).                 whose securities are redeemable).










                                    EXHIBIT C

                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED



                     CURRENT
                     RESTRICTION
                     INVESTMENT              CURRENT FUNDAMENTAL                     PROPOSED FUNDAMENTAL
 PROPOSAL OR         NUMBER &                INVESTMENT RESTRICTION                  INVESTMENT RESTRICTION
 SUB-PROPOSAL        SUBJECT                 THE FUND MAY NOT:                       THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
     3e           1. (Real Estate)        Invest in real estate or mortgages      Purchase or sell real estate unless acquired
                                          on real estate (although the Fund       as a result of ownership of securities or
                                          may invest in marketable securities     other instruments and provided that this
                                          secured by real estate or interests     restriction does not prevent the Fund from
                                          therein or issued by companies or       (i) purchasing or selling securities secured
                                          investment trusts which invest in       by real estate or interests therein or
                                          real estate or interests therein);      securities issued by companies that invest,
                                                                                  deal or otherwise engage in transactions in
                                                                                  real estate or interests therein, (ii) making,
                                                                                  purchasing or selling real estate mortgage
                                                                                  loans, and (iii) purchasing or selling
                                                                                  direct investments in real estate through
                                                                                  partnerships and other special purpose entities
                                                                                  that own or develop real estate.
-----------------------------------------------------------------------------------------------------------------------------------
     4            1.(Oil and Gas          or invest in interests (other than      Proposed to be Eliminated
                     Programs)            debentures or equity stock interests)
                                          in oil, gas or other mineral
                                          exploration or development programs;

-----------------------------------------------------------------------------------------------------------------------------------
    3d            1. (Commodities)        purchase or sell commodity contracts    Purchase or sell commodities as defined in the
                                          (except futures contracts as described  Commodity Exchange Act, as amended, and the rules
                                          in the Fund's prospectus or statement   and regulations thereunder, unless acquired as a
                                          of additional information);             result of ownership of securities or other
                                                                                  instruments and provided that this restriction
                                                                                  does not prevent the Fund from engaging in
                                                                                  transactions involving futures contracts and
                                                                                  options thereon or investing in securities that
                                                                                  are secured by physical commodities.
-----------------------------------------------------------------------------------------------------------------------------------
     4            1. (Investment          invest in other open-end investment     Proposed to be Eliminated
                     in Other             companies except as permitted by the
                     Investment           1940 Act.                               NOTE: The Fund will still be subject to the
                                                                                  restrictions of ss.12(d) of the 1940 Act, or any
                                                                                  exemptions thereunder, which restricts an
                                                                                  investment company's investments in other
                                                                                  investment companies.
-----------------------------------------------------------------------------------------------------------------------------------
     4            2. (Management          Purchase or retain securities of        Proposed to be Eliminated
                     Ownership of         any company in which trustees or
                     Securities)          officers of the Fund or of the
                                          manager, individually own more than
                                          1/2 of 1% of the securities of such
                                          company or, in the aggregate, own
                                          more than 5% of the securities of
                                          such company.
-----------------------------------------------------------------------------------------------------------------------------------
     3h           3. (Diversification     Purchase any security (other than       Purchase the securities of any one issuer (other
                     of Investments)      obligations of the U.S. government,     than the U.S. government or any of its agencies or
                                          its agencies and instrumentalities)     instrumentalities or securities of other
                                          if, as a result, as to 75% of the       investment companies, whether registered or
                                          Fund's total assets (i) more than 5%    excluded from registration under Section 3(c) of
                                          of the Fund's total assets would be     the 1940 Act) if immediately after such investment
                                          invested in securities of any single    (a) more than 5% of the value of the Fund's total
                                          issuer, or (ii) the Fund would then     assets would be invested in such issue or (b) more
                                          own more than 10% of the voting         than 10% of the outstanding voting securities of
                                          securities of any single issuer.        such issuer would be owned by the Fund, except
                                                                                  that up to 25% of the value of the Fund's total
                                                                                  assets may be invested without regard to such 5%
                                                                                  and 10% limitations.
-----------------------------------------------------------------------------------------------------------------------------------
     3b           4. (Underwriting)       Act as an underwriter;                  Act as an underwriter except to the extent the
                                                                                  Fund may be deemed to be an underwriter when
                                                                                  disposing of securities it owns or when selling
                                                                                  its own shares.

     3f           4. (Senior Securities,  issue senior securities except as       Issue senior securities, except to the extent
                     Margin Accounts      set forth in investment restriction 6   permitted by the 1940 Act or any rules,
                     and Short Sales)     below; or purchase on margin or sell    exemptions or interpretations thereunder that may
                                          short (but the Fund may make margin     be adopted, granted or issued by the SEC.
                                          payments in connection with options
                                          on securities or securities indices,
                                          foreign currencies, futures contracts
                                          and related options, and forward
                                          contracts and related options).
-----------------------------------------------------------------------------------------------------------------------------------
     3c           5. (Lending)            Loan money, apart from the purchase     Make loans to other persons except (a) through
                                          of a portion of an issue of publicly    the lending of its portfolio securities, (b)
                                          distributed bonds, debentures, notes    through the purchase of debt securities, loan
                                          and other evidences of indebtedness,    participations and/or engaging in direct although
                                          repurchase agreements and lend its      the Fund may enter into corporate loans in
                                          portfolio securities.                   accordance with its investment objectives and
                                                                                  policies, and (c) to the extent the entry into a
                                                                                  repurchase agreement is deemed to be a loan. The
                                                                                  Fund may also make loans to other investment
                                                                                  companies to the extent permitted by the 1940 Act
                                                                                  or any exemptions therefrom which may be granted
                                                                                  by the SEC.
-----------------------------------------------------------------------------------------------------------------------------------
     3a           6. (Borrowing)          Borrow money, except that the Fund      Borrow money, except to the extent permitted by
                                          may borrow money from banks in the      the 1940 Act or any rules, exemptions or
                                          amount not exceeding 33 1/3% of the     interpretations thereunder that Fund's total
                                          value of the pledge, mortgage or        assets (including the amount borrowed), or may be
                                          hypothecate its assets for any          adopted, granted or issued by the SEC.
                                          purposes, except to secure borrowings
                                          and then only to an extent not
                                          greater than 15% of the Fund's total
                                          assets. Arrangements with respect to
                                          margin for futures contracts,
                                          forward contracts and related
                                          options are not deemed to be a
                                          pledge of assets.
-----------------------------------------------------------------------------------------------------------------------------------
     4            7. (Three Years         Invest more than 5% of the value of     Proposed to be Eliminated
                     of Company           the Fund's total assets in securities
                     Operation)           of issuers, including their
                                          predecessors, which have been in
                                          continuous operation less than three
                                          years.
-----------------------------------------------------------------------------------------------------------------------------------
     4            8. (Warrants)           Invest more than 5% of the Fund's       Proposed to be Eliminated
                                          total assets in warrants, whether or
                                          not listed on the New York Stock
                                          Exchange (NYSE) or the American Stock
                                          Exchange, including no more than 2%
                                          of its total assets which may be
                                          invested in warrants that are not
                                          listed on those exchanges. Warrants
                                          acquired by the Fund in units or
                                          attached to securities are not
                                          included in this restriction.
-----------------------------------------------------------------------------------------------------------------------------------
     3g           9. (Industry            Invest more than 25% of the Fund's      Invest more than 25% of its net assets in
                     Concentration)       total assets in a single industry.      securities of issuers in any one industry (other
                                                                                  than securities issued or guaranteed by the U.S.
                                                                                  government or any of its agencies or
                                                                                  instrumentalities or securities of other
                                                                                  investment companies).
-----------------------------------------------------------------------------------------------------------------------------------
     4           10. (Joint Trading       Participate on a joint or a joint       Proposed to be Eliminated
                     Account)             and several basis in any trading
                                          account in securities.
-----------------------------------------------------------------------------------------------------------------------------------
     4           11. (Unlisted Foreign    Invest more than 15% of the Fund's      Proposed to be Eliminated
                     Securities and       total assets in securities of foreign
                     Restricted           issuers that are not listed on a        NOTE: The current fundamental policy will be
                     Securities)          recognized U.S. or foreign securities   replaced with a non-fundamental investment
                                          exchange, including no more than 10%    policy that limits the Fund's investments in
                                          of its total assets in restricted       illiquid securities to 15% of the Fund's net
                                          securities that are not readily         assets.
                                          marketable, repurchase agreements
                                          having more than seven days to
                                          maturity, and over-the-counter
                                          options purchased by the Fund. Assets
                                          used as cover for over-the-counter
                                          options  written by the Fund are
                                          considered not readily marketable.
-----------------------------------------------------------------------------------------------------------------------------------
     4           12.(Defaulted            ...invest more than 10% of its total    Proposed to be Eliminated
                     Debt                 assets (at the time of purchase) in
                     Securities)          defaulted debt securities, which may
                                          be illiquid.
-----------------------------------------------------------------------------------------------------------------------------------


--------
1  The Directors of a Delaware business trust are referred to as Trustees.

2 On April 23, 1998, shareholders of Vietnam SEA Fund approved a change in that fund's name. Prior to that date, Vietnam SEA Fund was "Templeton Vietnam Opportunities Fund, Inc."













                    TEMPLETON DEVELOPING MARKETS TRUST
                 SPECIAL SHAREHOLDERS' MEETING - AUGUST 26, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Developing Markets Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Special Shareholders' Meeting (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida at 1:00 p.m., Eastern time, on the 26th day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEES) 2, 3 (INCLUDING 8 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS
                                                   INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

                                                                     FOR ALL

Proposal 1 - Election of Trustees

     FOR all nominees               WITHHOLD          Nominees: Harris J. Ashton, Nicholas F. Brady,
    Listed (except as              AUTHORITY          Frank J. Crothers, S. Joseph Fortunato, Andrew H.
   marked to the right)         to vote for all       Hines, Jr., Edith E. Holiday, Charles B. Johnson,
                                nominees listed       Charles E. Johnson, Betty P. Krahmer, Gordon S.
                                                      Macklin, Fred R. Millsaps, and Constantine D.
                                                      Tseretopoulos

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         3a. To amend the Fund's fundamental investment restriction regarding borrowing.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3b. To amend the Fund's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3c. To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3d. To amend the Fund's fundamental investment restriction regarding investment in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3e. To amend the Fund's fundamental investment restriction regarding investment in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3f. To amend the Fund's fundamental investment restriction regarding issuing senior securities, purchasing on margin and making short sales.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3g. To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3h. To amend the Fund's fundamental investment restriction regarding diversification of investments.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]



Proposal 4 - To approve the eliminationof certain of the Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED            , 2002
             ------------------------------------------       -----------

Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE